Exhibit 32.1

        SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER


I, Peter Wirth, Chief Executive Officer of Rofin-Sinar Technologies Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  February 13, 2004


                                               /s/ Peter Wirth
                                         -------------------------------
                                                   Peter Wirth

                                         Chairman of the Board, Chief
                                         Executive Officer and President